SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                   FORM 8-K/A

                           AMENDMENT TO CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): MARCH 6, 1997

                            The Bethlehem Corporation
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             (Exact name of registrant as specified in its charter)


     Pennsylvania                      1-4676         24-0525900
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(State or other jurisdiction          (Commission    (IRS Employer
   of incorporation)                  File Number)   Identification No.)

        25th and Lennox Streets, P.O. Box 348, Easton, Pennsylvania 18045
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                    (Address of principal executive offices)


Registrant's telephone number, including area code: (610) 258-7111


                                       N/A
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         (Former name or former address, if changed since last report.)




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         Item 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On March 6, 1997, the Board of Directors of the Registrant terminated the engagement of Sobel & Co., LLC, Certified Public Accountants ("Sobel"), as the independent auditors of the Registrant and appointed BDO Seidman LLP as the independent auditors of the Registrant for the fiscal year ending May 31, 1997. Sobel's report on the financial statements of the Registrant for the fiscal years ended May 31, 1995 and May 31, 1996 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements with Sobel during the Registrant's fiscal years ended May 31, 1995 and May 31, 1996 or the subsequent interim period on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Sobel's satisfaction, would have caused the Registrant to make reference to the subject matter of the disagreement(s) in connection with its reports.

         Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit 16 - Letter, dated March 21, 1997 from Sobel to the Securities and Exchange Commission.


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

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             The Bethlehem Corporation



Dated: March 21, 1997                        By: /s/ Alan H. Silverstein
                                                 -----------------------
                                                 Alan H. Silverstein
                                                 President



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